Exhibit 99.1

Exhibit 99.1

RITA Medical Systems, Inc.

(Nasdaq: RITA)

4th Quarter and 2003 Year End Conference Call

Safe Harbor Statement

This conference call includes forward-looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Forward looking statements are based on current expectations as of today. We undertake no obligation to provide updates to these expectations during the year. For those specific factors that can cause actual results to differ from our statements, we refer you to the “Risk Factors” and other disclosures included in the company’s periodic filings with the Securities and Exchange Commission.

Joseph M. DeVivo

President and Chief Executive Officer

Introduction

Conference Call Schedule

• Joseph DeVivo, CEO – Introduction

• Don Stewart, CFO – Q4 2003 & Year-End Results

• Trent Reutiman, VP U.S. Sales – 2003 Highlights

• Guest Speaker, Dr. Riccardo Lencioni,

Professor of Radiology, University of Pisa, Italy

• RFA Survival Data

• Joseph DeVivo, CEO – 2004 Guidance

• Questions and Answers

2003 Highlights

•$ 4.2 M Worldwide Revenue – Record 4Q Sales

• U.S. Utilization – 52% Growth over 4Q ‘02

• U.S. Utilization – 21% Growth Year Over Year

• International

•$ 700K in 4Q ‘03 – up from $553K in 3Q ‘03

• International Non-Japan Revenue up 27% in 2003

• Reimbursement – BCBS TEC & Bone

• Operating Expenses $4.8 M

• Cash Use $1 M Q4 ‘03

Donald J. Stewart Chief Financial Officer

4th Quarter and 2003 Year End Results

Operations Overview

Three Months Ended Twelve Months Ended

December 31, Sept. 30, December 31,

2003 2002 2003 2003 2002

Sales $ 4,195 $ 3,715 $ 3,865 $ 16,607 $ 17,393

Segment Information:

United States $ 3,500 $ 2,814 $ 3,312 $ 13,289 $ 12,898

Italy and Other $ 695 $ 260 $ 550 $ 2,783 $ 2,164

Japan $ - $ 641 $ 3 $ 535 $ 2,331

United States Sources of Revenue

New Customer Revenue $ 624 $ 755 $ 516 $ 2,382 $ 3,805

Utilization Revenue $ 2,876 $ 2,059 $ 2,796 $ 10,904 $ 9,093

Cost of goods sold 1,636 1,135 1,253 6,166 6,908

Gross profit 2,559 2,580 2,612 10,441 10,485

Gross Profit Margin 61% 69% 68% 63% 60%

Operating expenses:

Research and development 899 1,170 976 4,294 5,052

Selling, general and administrative 3,936 4,529 4,182 17,418 19,366

Total operating expenses 4,835 5,699 5,158 21,712 24,418

Loss from operations (2,276) (3,119) (2,546) (11,271) (13,933)

Interest income and other expense, net 35 66 32 192 434

Net loss $ (2,241) $ (3,053) $ (2,514) $ (11,079) $ (13,499)

Net loss per share, basic and diluted $ (0.12) $ (0.20) $ (0.14) $ (0.63) $ (0.91)

Shares used in computing net loss per share,

basic and diluted 17,971 15,109 17,807 17,647 14,890

Balance Sheet

December 31, December 31, September 30,

2003 2002 2003

Assets

Cash and cash equivalents, Marketable

Securities, Long term marketable

securities $ 9,535 $ 12,835 $ 10,565

Accounts and note receivable, Long term

note receivable, net 3,174 3,179 2,937

Inventories, net 2,220 3,521 2,392

Prepaid assets and other current assets 927 995 1,097

Property and equipment, net 1,089 1,565 1,268

Intangibles and other assets 4,861 2,071 5,001

Total assets $ 21,806 $ 24,166 $ 23,260

Liabilities and stockholders’ equity

Current liabilities $ 2,803 $ 3,563 $ 2,296

Long term liabilities 46 - -

Stockholders’ equity 18,957 20,603 20,964

Total liabilities and stockholders’ equity $ 21,806 $ 24,166 $ 23,260

Trent C. Reutiman

Vice President U.S. Sales

2003 Sales Results Highlights

2003 Sales Results Highlights

• Completed transition to 22 Sales Territories

• Largest Quarterly Domestic Revenue Generation

• Increased Re-Order Business 21% (Year Over Year)

• Reduced Quarterly Sales Costs 27% (Year Over Year)

• Improved Utilization—positive impact on referral base

Joseph M. DeVivo

President and Chief Executive Officer

Business Overview

2003 Milestones

• Patent Litigation Settled

• Business Restructuring Completed

• Operating Expenses Reduced

• Cash Use Reduced

• New Product Launches

• Semi-Flex for Radiology Users

• XLi-enhanced with Saline Infusion

• BCBS TEC Assessment for Liver Reimbursement

• 5 Year Liver Cancer Survival Data Presented

• “RAPTURE” Lung Tumor Trial Enrolled

• New Executive Team

2003 International Sales Review

International Non-Japan Sales

2003 Domestic Utilization Review

Market Share – Estimated 2002 Sales by Company

Source: Medtech Insight, “Pharmacological and Device-Based Therapeutic Approaches To

Cancer Management,” #A415, December 2003